Exhibit 99.1

Union Pacific Reports Third Quarter 2024 Results

●	Third quarter earnings per diluted share of $2.75, up 10%
●	Third quarter operating income up 11%
●	Third quarter net income up 9%

Omaha, Neb., October 24, 2024 – Union Pacific Corporation (NYSE: UNP) today reported 2024 third quarter net income of $1.7 billion, or $2.75 per diluted share. This compares to 2023 third quarter net income of $1.5 billion, or $2.51 per diluted share.

“Our third quarter results demonstrate the success of our strategy,” said Union Pacific Chief Executive Officer Jim Vena. “Improved safety and service performance supported solid revenue growth that we converted into double-digit improvement in third quarter operating income and earnings per share.  The entire Union Pacific team is focused on delivering for our customers and shareholders; and is energized to build on these accomplishments to drive sustainable long-term success.”

Third Quarter Summary: 2024 vs. 2023

Financial Results: Strong Operating Income Growth Driven by Increased Revenue, Volume, Core Pricing Gains, and Operating Efficiency

●	Operating revenue of $6.1 billion grew 3% driven by increased volume and core pricing gains partially offset by business mix and reduced fuel surcharge revenue.
●	Freight revenue excluding fuel surcharge revenue grew 5% as revenue carloads grew 6%.
●	Operating ratio was 60.3%, an improvement of 310 basis points. Lower quarterly fuel prices positively impacted the operating ratio 120 basis points.
●	Operating income of $2.4 billion increased 11%.

Operating Performance: Solid Service and Operational Efficiency Gains While Handling Volume Growth; Quarterly Record for Workforce Productivity

●	Union Pacific’s year-to-date reportable personal injury and reportable derailment rates both improved.
●	Quarterly freight car velocity improved 5% to 210 daily miles per car.
●	Quarterly locomotive productivity improved 5% to 135 gross ton-miles (GTMs) per horsepower day.
●	Quarterly workforce productivity improved 12% to 1,102 car miles per employee.
●	Fuel consumption rate increased 1% to 1.058, measured in gallons of fuel per thousand GTMs.

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2024 Outlook

Updated

●	Fourth quarter results expected to be consistent sequentially from third quarter while improving year-over-year versus the fourth quarter 2023.

Affirmed

●	Profitability outlook continues positive momentum with strong service product, improving network efficiency, and solid pricing
●	Share repurchases of ~$1.5 billion in 2024
●	Pricing dollars in excess of inflation dollars
●	No change to long-term capital allocation strategy
○ Capital plan of $3.4 billion

Third Quarter 2024 Earnings Conference Call

Union Pacific will provide a webcast for its third quarter 2024 earnings release presentation live at https://investor.unionpacific.com and via teleconference on Thursday, October 24, 2024, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israel-Hamas wars and other geopolitical tensions in the middle east, and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and general economic conditions; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2023, which was filed with the SEC on February 9, 2024. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	3rd Quarter				Year-to-Date
Percentages, For the Periods Ended September 30,	2024	2023	%		2024	2023	%
Operating Revenues
Freight revenues	$5,768	$5,545	4%		$17,022	$16,770	2%
Other revenues	323	396	(18)		1,107	1,190	(7)
Total operating revenues	6,091	5,941	3		18,129	17,960	1
Operating Expenses
Compensation and benefits	1,228	1,201	2		3,638	3,649	-
Purchased services and materials	644	668	(4)		1,901	1,971	(4)
Fuel	610	702	(13)		1,893	2,132	(11)
Depreciation	602	580	4		1,792	1,729	4
Equipment and other rents	237	235	1		672	718	(6)
Other	354	378	(6)		1,045	1,086	(4)
Total operating expenses	3,675	3,764	(2)		10,941	11,285	(3)
Operating Income	2,416	2,177	11		7,188	6,675	8
Other income, net	87	106	(18)		282	383	(26)
Interest expense	(314)	(334)	(6)		(957)	(1,009)	(5)
Income before income taxes	2,189	1,949	12		6,513	6,049	8
Income tax expense	(518)	(421)	23		(1,528)	(1,322)	16
Net Income	$1,671	$1,528	9%		$4,985	$4,727	5%

Share and Per Share
Earnings per share - basic	$2.75	$2.51	10%		$8.19	$7.76	6%
Earnings per share - diluted	$2.75	$2.51	10		$8.18	$7.75	6
Weighted average number of shares - basic	607.6	608.7	-		608.7	609.3	-
Weighted average number of shares - diluted	608.6	609.8	-		609.7	610.3	-
Dividends declared per share	$1.34	$1.30	3		$3.94	$3.90	1

Operating Ratio	60.3%	63.4%	(3.1)	pts	60.4%	62.8%	(2.4)	pts
Effective Tax Rate	23.7%	21.6%	2.1	pts	23.5%	21.9%	1.6	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2024	2023	%	2024	2023	%
Freight Revenues (Millions)
Grain & grain products	$923	$825	12%	$2,767	$2,658	4%
Fertilizer	208	194	7	612	563	9
Food & refrigerated	269	259	4	832	777	7
Coal & renewables	405	488	(17)	1,132	1,422	(20)
Bulk	1,805	1,766	2	5,343	5,420	(1)
Industrial chemicals & plastics	598	557	7	1,763	1,638	8
Metals & minerals	529	556	(5)	1,574	1,654	(5)
Forest products	322	333	(3)	1,002	1,012	(1)
Energy & specialized markets	672	611	10	2,009	1,856	8
Industrial	2,121	2,057	3	6,348	6,160	3
Automotive	601	609	(1)	1,871	1,821	3
Intermodal	1,241	1,113	12	3,460	3,369	3
Premium	1,842	1,722	7	5,331	5,190	3
Total	$5,768	$5,545	4%	$17,022	16,770	2%
Revenue Carloads (Thousands)
Grain & grain products	206	183	13%	616	582	6%
Fertilizer	53	51	4	162	144	13
Food & refrigerated	45	45	-	137	133	3
Coal & renewables	192	231	(17)	527	650	(19)
Bulk	496	510	(3)	1,442	1,509	(4)
Industrial chemicals & plastics	169	163	4	502	484	4
Metals & minerals	186	206	(10)	540	604	(11)
Forest products	53	54	(2)	161	161	-
Energy & specialized markets	152	146	4	453	429	6
Industrial	560	569	(2)	1,656	1,678	(1)
Automotive	202	210	(4)	627	623	1
Intermodal [a]	909	763	19	2,446	2,246	9
Premium	1,111	973	14	3,073	2,869	7
Total	2,167	2,052	6%	6,171	6,056	2%
Average Revenue per Car
Grain & grain products	$4,498	$4,486	-%	$4,495	$4,563	(1)%
Fertilizer	3,872	3,818	1	3,775	3,921	(4)
Food & refrigerated	6,099	5,847	4	6,090	5,850	4
Coal & renewables	2,101	2,114	(1)	2,147	2,187	(2)
Bulk	3,641	3,465	5	3,706	3,592	3
Industrial chemicals & plastics	3,534	3,406	4	3,509	3,381	4
Metals & minerals	2,847	2,688	6	2,918	2,736	7
Forest products	6,157	6,197	(1)	6,235	6,305	(1)
Energy & specialized markets	4,415	4,201	5	4,431	4,331	2
Industrial	3,791	3,612	5	3,833	3,671	4
Automotive	2,968	2,894	3	2,983	2,921	2
Intermodal [a]	1,365	1,459	(6)	1,414	1,500	(6)
Premium	1,657	1,769	(6)	1,735	1,809	(4)
Average	$2,662	$2,702	(1)%	$2,758	$2,769	-%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2024	2023
Assets
Cash and cash equivalents	$947	$1,055
Short-term investments	20	16
Other current assets	3,182	3,077
Investments	2,649	2,605
Properties, net	58,036	57,398
Operating lease assets	1,345	1,643
Other assets	1,391	1,338
Total assets	$67,570	$67,132

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,652	$1,423
Other current liabilities	3,714	3,683
Debt due after one year	29,761	31,156
Operating lease liabilities	934	1,245
Deferred income taxes	13,199	13,123
Other long-term liabilities	1,726	1,714
Total liabilities	50,986	52,344
Total common shareholders' equity	16,584	14,788
Total liabilities and common shareholders' equity	$67,570	$67,132

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

	Year-to-Date
Millions, for the Periods Ended September 30,	2024	2023
Operating Activities
Net income	$4,985	$4,727
Depreciation	1,792	1,729
Deferred and other income taxes	77	59
Other - net	(170)	(531)
Cash provided by operating activities	6,684	5,984
Investing Activities
Capital investments*	(2,530)	(2,582)
Other - net	104	(68)
Cash used in investing activities	(2,426)	(2,650)
Financing Activities
Dividends paid	(2,403)	(2,380)
Debt repaid	(2,220)	(2,179)
Share repurchase programs	(831)	(705)
Debt issued	800	1,599
Other - net	279	125
Cash used in financing activities	(4,375)	(3,540)
Net change in cash, cash equivalents, and restricted cash	(117)	(206)
Cash, cash equivalents, and restricted cash at beginning of year	1,074	987
Cash, cash equivalents, and restricted cash at end of period	$957	$781
Free Cash Flow**
Cash provided by operating activities	$6,684	$5,984
Cash used in investing activities	(2,426)	(2,650)
Dividends paid	(2,403)	(2,380)
Free cash flow	$1,855	$954

*	Capital investments include locomotive and freight car early lease buyouts of $96 million in 2024 and $14 million in 2023.

**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2024	2023	%		2024	2023	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	210	200	5%		205	199	3%
Average train speed (miles per hour)*	23.3	23.6	(1)		23.5	23.9	(2)
Average terminal dwell time (hours)*	22.4	23.5	(5)		22.8	23.6	(3)
Locomotive productivity (GTMs per horsepower day)	135	129	5		135	126	7
Gross ton-miles (GTMs) (millions)	215,993	208,678	4		628,828	622,932	1
Train length (feet)	9,580	9,537	-		9,472	9,337	1
Intermodal service performance index (%)	86	85	1	pts	90	85	5	pts
Manifest/Automotive service performance index (%)	89	84	5	pts	87	83	4	pts
Intermodal car trip plan compliance (%)**	76	75	1	pts	80	75	5	pts
Manifest/Automotive car trip plan compliance (%)**	68	64	4	pts	66	63	3	pts
Workforce productivity (car miles per employee)	1,102	985	12		1,044	984	6
Total employees (average)	29,946	31,624	(5)		30,518	31,800	(4)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.60	$3.12	(17)%	$2.71	$3.07	(12)%
Fuel consumed in gallons (millions)	229	219	5	681	677	1
Fuel consumption rate***	1.058	1.052	1	1.084	1.087	-

Revenue Ton-Miles (Millions)
Grain & grain products	20,451	17,649	16%	61,095	56,551	8%
Fertilizer	3,056	2,982	2	9,913	9,071	9
Food & refrigerated	4,624	4,643	-	14,234	13,700	4
Coal & renewables	19,746	23,367	(15)	54,980	66,728	(18)
Bulk	47,877	48,641	(2)	140,222	146,050	(4)
Industrial chemicals & plastics	7,483	7,492	-	22,979	21,797	5
Metals & minerals	8,414	9,253	(9)	24,780	27,409	(10)
Forest products	5,355	5,636	(5)	16,598	17,000	(2)
Energy & specialized markets	10,420	9,621	8	31,235	28,937	8
Industrial	31,672	32,002	(1)	95,592	95,143	-
Automotive	4,558	4,624	(1)	13,973	13,711	2
Intermodal	19,928	17,765	12	55,505	53,452	4
Premium	24,486	22,389	9	69,478	67,163	3
Total	104,035	103,032	1%	305,292	308,356	(1)%

*	Surface Transportation Board (STB) reported performance measures.

**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.

***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2024
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,616	$5,638	$5,768	$17,022
Other revenues	415	369	323	1,107
Total operating revenues	6,031	6,007	6,091	18,129
Operating Expenses
Compensation and benefits	1,223	1,187	1,228	3,638
Purchased services and materials	613	644	644	1,901
Fuel	658	625	610	1,893
Depreciation	594	596	602	1,792
Equipment and other rents	216	219	237	672
Other	355	336	354	1,045
Total operating expenses	3,659	3,607	3,675	10,941
Operating Income	2,372	2,400	2,416	7,188
Other income, net	92	103	87	282
Interest expense	(324)	(319)	(314)	(957)
Income before income taxes	2,140	2,184	2,189	6,513
Income tax expense	(499)	(511)	(518)	(1,528)
Net Income	$1,641	$1,673	$1,671	$4,985

Share and Per Share
Earnings per share - basic	$2.69	$2.75	$2.75	$8.19
Earnings per share - diluted	$2.69	$2.74	$2.75	$8.18
Weighted average number of shares - basic	609.2	609.4	607.6	608.7
Weighted average number of shares - diluted	610.2	610.3	608.6	609.7
Dividends declared per share	$1.30	$1.30	$1.34	$3.94

Operating Ratio	60.7%	60.0%	60.3%	60.4%
Effective Tax Rate	23.3%	23.4%	23.7%	23.5%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenue Statistics (unaudited)

	2024
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$943	$901	$923	$2,767
Fertilizer	201	203	208	612
Food & refrigerated	285	278	269	832
Coal & renewables	388	339	405	1,132
Bulk	1,817	1,721	1,805	5,343
Industrial chemicals & plastics	572	593	598	1,763
Metals & minerals	515	530	529	1,574
Forest products	338	342	322	1,002
Energy & specialized markets	679	658	672	2,009
Industrial	2,104	2,123	2,121	6,348
Automotive	611	659	601	1,871
Intermodal	1,084	1,135	1,241	3,460
Premium	1,695	1,794	1,842	5,331
Total	$5,616	$5,638	$5,768	$17,022
Revenue Carloads (Thousands)
Grain & grain products	210	200	206	616
Fertilizer	47	62	53	162
Food & refrigerated	46	46	45	137
Coal & renewables	177	158	192	527
Bulk	480	466	496	1,442
Industrial chemicals & plastics	164	169	169	502
Metals & minerals	170	184	186	540
Forest products	53	55	53	161
Energy & specialized markets	154	147	152	453
Industrial	541	555	560	1,656
Automotive	207	218	202	627
Intermodal [a]	739	798	909	2,446
Premium	946	1,016	1,111	3,073
Total	1,967	2,037	2,167	6,171
Average Revenue per Car
Grain & grain products	$4,494	$4,493	$4,498	$4,495
Fertilizer	4,271	3,311	3,872	3,775
Food & refrigerated	6,231	5,943	6,099	6,090
Coal & renewables	2,189	2,156	2,101	2,147
Bulk	3,787	3,692	3,641	3,706
Industrial chemicals & plastics	3,486	3,507	3,534	3,509
Metals & minerals	3,030	2,885	2,847	2,918
Forest products	6,297	6,249	6,157	6,235
Energy & specialized markets	4,416	4,462	4,415	4,431
Industrial	3,886	3,825	3,791	3,833
Automotive	2,947	3,033	2,968	2,983
Intermodal [a]	1,468	1,421	1,365	1,414
Premium	1,792	1,766	1,657	1,735
Average	$2,855	$2,768	$2,662	$2,758

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP (unaudited)

Debt / Net Income
Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2024	2023
Debt	$31,413	$32,579
Net income	6,637	6,379
Debt / net income	4.7	5.1

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2024	2023
Net income	$6,637	$6,379
Add:
Income tax expense	2,060	1,854
Depreciation	2,381	2,318
Interest expense	1,288	1,340
EBITDA	$12,366	$11,891
Adjustments:
Other income, net	(390)	(491)
Interest on operating lease liabilities [b]	47	58
Adjusted EBITDA	$12,023	$11,458
Debt	$31,413	$32,579
Operating lease liabilities	1,283	1,600
Adjusted debt	$32,696	$34,179
Adjusted debt / adjusted EBITDA	2.7	3.0

[a]	The trailing twelve months income statement information ended September 30, 2024, is recalculated by taking the twelve months ended December 31, 2023, subtracting the nine months ended September 30, 2023, and adding the nine months ended September 30, 2024.

[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Adjusted debt (total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other post-retirement benefit) obligations) to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide reconciliations from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At September 30, 2024, and December 31, 2023, the incremental borrowing rate on operating leases was 3.7% and 3.6%, respectively. Pension and OPEB were funded at September 30, 2024, and December 31, 2023.